Available-for-Sale Security1 (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2014 Redeemable Convertible Preferred Stock In Play Interactive Co Ltd USD ($)	Dec. 31, 2014 Redeemable Convertible Preferred Stock In Play Interactive Co Ltd CNY
Schedule of Available-for-sale Securities [Line Items]
Amortized cost		18,413		18,413
Gross unrealized gains		475		475
Gross unrealized losses		0		0
Fair value	$ 3,044	18,888	$ 3,044	18,888